Exhibit 10.1
EIGHTH AMENDMENT AND JOINDER TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
EIGHTH AMENDMENT AND JOINDER, dated as of November 19, 2008, to the Credit Agreement referred to below (this “Amendment”), by and among DICK’S SPORTING GOODS, INC., a Delaware corporation (the “Borrower”), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent for the Lenders party to such Credit Agreement (in such capacity, the “Agent”), and the Lenders signatory hereto.
W I T N E S S E T H:
          WHEREAS, the Borrower, the other Loan Parties signatory thereto, the Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement, dated as of July 28, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
          WHEREAS, the Borrower has delivered to the Agent a Facilities Increase Notice requesting an increase in the Aggregate Revolving Loan Commitments in the principal amount of $90,000,000 pursuant to a Facilities Increase as provided for in Section 1.1A of the Credit Agreement; and
          WHEREAS, in connection with such Facilities Increase and pursuant to Section 2.4(a)(ii) of the Credit Agreement, the Borrower has requested that the Agent amend the Credit Agreement, and the Agent has agreed to amend the Credit Agreement in the manner, and on the terms and conditions set forth herein.
          NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Definitions. Capitalized terms not otherwise defined herein (including in the Recitals hereto) shall have the meanings ascribed to them in the Credit Agreement as amended hereby (the “Amended Credit Agreement”).
     2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as of the Facilities Increase Date as follows:
          (a) Amendment to Annex A of the Credit Agreement. The definition of “Aggregate Revolving Credit Commitment” set forth in Annex A to the Credit Agreement is hereby amended and restated in its entirety as follows:
“‘Aggregate Revolving Credit Commitment’ shall mean $440,000,000 (i) as such amount may be increased by up to $10,000,000 in the aggregate to reflect each additional commitment by each Lender that is made as part of

4

any Facilities Increase and (ii) as such amount may be reduced from time to time pursuant to Section 1.2(c).
          (b) Amendment to Appendix 1 of the Credit Agreement. Appendix 1 to the Credit Agreement is hereby amended and restated in its entirety by replacing the existing Appendix 1 with the new Appendix 1 attached to this Amendment as Exhibit A.
     3. Joinder by New Lenders; Revolving Credit Commitment Increases.
          (a) Wells Fargo Retail Finance, LLC and U.S. Bank National Association (each individually a “New Lender” and collectively, the “New Lenders”) each hereby agrees to be a “Lender” under the Credit Agreement and the other Loan Documents and to be bound by the terms and conditions thereof, and to perform its duties and obligations thereunder.
          (b) Each New Lender hereby represents and warrants that (i) the execution by such New Lender of this Amendment, and performance by such New Lender of its duties and obligations under this Amendment, the Credit Agreement, as amended hereby, and any other Loan Documents will not require any registration with, notice to, or consent or approval by any Governmental Authority; (ii) such New Lender is familiar with transactions of the kind and scope reflected in the Credit Agreement and the other Loan Documents; and (iii) such New Lender has made its own independent investigation and appraisal of the financial condition and affairs of each Loan Party, has conducted its own evaluation of the Loans and Letter of Credit Obligations, the Credit Agreement, the other Loan Documents and each Loan Party’s creditworthiness, and has made its decision to become a Lender to the Borrower under the Credit Agreement independently and without reliance upon the Agent, and will continue to do so.
          (c) Each Lender signatory hereto (other than any New Lender) hereby agrees to the increase in such Lender’s Revolving Credit Commitment pursuant to the amendments set forth in Section 2 hereof.
          (d) On the Facilities Increase Date, each Lender participating in the Facilities Increase contemplated hereby shall purchase from each existing Lender having Loans outstanding on the Facilities Increase Date, without recourse or warranty, an undivided interest and participation, to the extent of such Lender’s pro rata share in the Revolving Credit Facility of the new Revolving Credit Commitments (after giving effect to the Facilities Increase contemplated hereby), in the aggregate outstanding Loans, so as to ensure that, on the Facilities Increase Date after giving effect to such Facilities Increase, each Lender holds its pro rata share in the Revolving Credit Facility and the Loans outstanding on the Facilities Increase Date.

5

     4. Representations and Warranties. To induce the Agent to enter into this Amendment, the Borrower hereby represents and warrants that, after giving effect to this Amendment:
          (a) Each of the execution, delivery and performance by the Borrower and each other Loan Party which is party to the Guaranty of this Amendment and the Revolving Notes referred to in clause (c) of Section 10 hereto (collectively, the “Facilities Increase Revolving Notes”), if applicable, and the performance of the Amended Credit Agreement are (i) within the Borrower’s and each such Loan Party’s corporate power and have been duly authorized by all necessary corporate and shareholder action; (ii) do not contravene any provision of any Loan Party’s charter or bylaws or equivalent organizational or charter or other constituent documents; (iii) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (iv) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, material agreement or other material instrument to which any Loan Party is a party or by which any Loan Party or any of its property is bound; (v) do not result in the creation or imposition of any Lien upon any of the property of any Loan Party other than those in favor of the Agent, on behalf of itself and the Lenders, pursuant to the Loan Documents; and (vi) do not require the consent or approval of any Governmental Authority or any other Person.
          (b) This Amendment has been duly executed and delivered by or on behalf of the Borrower and each other Loan Party which is party to the Guaranty.
          (c) Each of this Amendment, each Facilities Increase Revolving Note and the Amended Credit Agreement constitutes a legal, valid and binding obligation of the Borrower and each Loan Party signatory thereto enforceable against the Borrower and such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
          (d) As of the Facilities Increase Date and both before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
          (e) No action, claim or proceeding is now pending or, to the knowledge of any Loan Party signatory hereto, threatened against such Loan Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which challenges such Loan Party’s right, power, or competence to enter into this Amendment or the Facilities Increase Revolving Notes, if applicable, or, to the extent applicable, perform any of its obligations under this Amendment, the Facilities Increase Revolving Notes, the Amended

6

Credit Agreement or any other Loan Document, or the validity or enforceability of this Amendment, the Facilities Increase Revolving Notes, the Amended Credit Agreement or any other Loan Document or any action taken under this Amendment, the Facilities Increase Revolving Notes, the Amended Credit Agreement or any other Loan Document or which if determined adversely could have or result in a Material Adverse Effect. To the knowledge of each Loan Party signatory hereto, there does not exist a state of facts which is reasonably likely to give rise to such proceedings.
          (f) Except as set forth in Schedule I hereto, all representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof, except to the extent that any such representation or warranty expressly relates to an earlier date.
          (g) As of the Facilities Increase Date, (i) the conditions precedent set forth in Section 2.4 of the Credit Agreement have been satisfied both before and after giving effect to the Facilities Increase contemplated hereby and (ii) such Facilities Increase is being made on the terms and conditions set forth in Section 1.1A.
     5. Remedies. This Amendment shall constitute a Loan Document. The breach by any Loan Party of (a) any representation or warranty in any material respect as of the date when made or deemed made and (b) any covenant or agreement, in each case, in this Amendment shall constitute an immediate Event of Default hereunder and under the other Loan Documents.
     6. No Other Amendments/Waivers. Except as expressly provided for herein, the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms. In addition, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document by the Agent or the Lenders with respect to any right or remedy which the Agent or the Lenders may now or in the future have under the Loan Documents, at law or in equity or otherwise or be deemed to prejudice any rights or remedies which the Agent or the Lenders may now have or may have in the future under or in connection with any Loan Document or under or in connection with any Default or Event of Default which may now exist or which may occur after the date hereof. The Credit Agreement and all other Loan Documents are hereby in all respects ratified and confirmed.
     7. Affirmation of Obligations. Each of the Loan Parties signatory hereto hereby acknowledges, agrees and affirms (a) its obligations under the Credit Agreement and the other Loan Documents, including, without limitation, its guaranty obligations thereunder, (b) that such guaranty shall apply to the Obligations in accordance with the terms thereof, (c) the grant of the security interest in its Collateral pursuant to the Loan Documents and (d) that such liens and security interests created and granted are valid and continuing and secure the Obligations in accordance with the terms thereof.

7

     8. Waiver of Claims. The Borrower and the other Loan Parties signatory hereto hereby acknowledge and agree that as of November 18, 2008, (a) the aggregate outstanding amount of the Revolving Credit Loan is $213,367,528.34 and (b) Letters of Credit are outstanding having an undrawn amount of $16,861,408.49, and that such amounts are payable pursuant to the Credit Agreement without defense, offset, withholding, counterclaim or deduction of any kind. The Borrower and each other Loan Party hereby waive, release, remise and forever discharge the Agent, the Lenders and each other Indemnified Person from any and all Claims of any kind or character, known or unknown, which the Borrower ever had, now has or might hereafter have against the Agent or any Indemnified Person which relates, directly or indirectly, to any acts or omissions of the Agent or such Lender or any other Indemnified Person on or prior to the Facilities Increase Date.
     9. Fees and Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 11.2 of the Credit Agreement to pay and reimburse the Agent for all reasonable out-of-pocket expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.
     10. Effectiveness. This Amendment shall become effective as of November 19, 2008 (the “Facilities Increase Date”) only upon satisfaction in full in the judgment of the Agent of each of the following conditions:
          (a) Amendment. The Agent shall have received this Amendment duly executed and delivered by the Agent, each Lender listed on the signature pages hereto and the Borrower and acknowledged by the other Loan Parties.
          (b) Representations and Warranties. All representations and warranties contained in this Amendment shall be true and correct on and as of the Facilities Increase Date.
          (c) Revolving Notes. To the extent requested by any Lender signatory hereto, the Agent shall have received a duly executed Revolving Note for the account of such Lender, substantially in the form of Exhibit C of the Credit Agreement with blanks appropriately completed.
          (d) Fees. (i) The Borrower shall have paid to the Agent all costs, fees and expenses (including, without limitation, reasonable legal fees and expenses) owing in connection with the Facilities Increase contemplated hereby, and with this Amendment and the other Loan Documents and due to the Agent and (ii) each Lender signatory hereto shall have received any fees due such Lender by Borrower as set forth in such Lender’s commitment letter executed in connection with the Facilities Increase contemplated hereby.

8

          (e) Officer’s Certificates. For each Loan Party signatory hereto, the Agent shall have received a certificate of the secretary or other officer of such Loan Party in charge of maintaining books and records of such Loan Party certifying as to the resolutions of such Loan Party’s board of directors or other appropriate governing body approving and authorizing the execution, delivery and performance of this Amendment and, as applicable, the Facilities Increase Revolving Notes and the performance of the Amended Credit Agreement, certified by an authorized officer of such Loan Party as being in full force and effect without any modification or amendment, each in form and substance satisfactory to the Agent.
          (f) Opinions of Counsel. The Agent shall have received duly executed copies of opinions of Buchanan Ingersoll & Rooney PC, as counsel to the Loan Parties executing any Loan Document as part of the Facilities Increase contemplated hereby, in New York, together with any local counsel opinions in each other jurisdiction in which such Loan Party is organized, each in form and substance satisfactory to the Agent, each addressed to the Agent and the Lenders and addressing such matters as the Agent may reasonably request.
     11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
     12. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be executed and delivered by telecopier or other method of electronic transmission with the same force and effect as if it were a manually executed and delivered counterpart; provided that the Borrower and the other Loan Parties signatory hereto shall promptly deliver four (4) original signed copies to the Agent.
[SIGNATURE PAGES FOLLOW]

9

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER: DICK’S SPORTING GOODS, INC.
By:	/s/ Timothy E. Kullman
Name:	Timothy E. Kullman
Title:	Executive Vice President - Finance, Administration and Chief Financial Officer

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent
By:	/s/ Charles S. Chiodo
Name:	Charles S. Chiodo
Its:	Duly Authorized Signatory

WELLS FARGO RETAIL FINANCE, LLC, as a Lender
By:	/s/ Joseph Burt
Name:	Joseph Burt
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Matthew Kasper
Name:	Matthew Kasper
Title:	Assistant Vice - President

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Andrew Cerassi
Name:	Andrew Cerassi
Title:	Senior Vice President

Each of the undersigned Loan Parties hereby (i) acknowledges each of the amendments to the Credit Agreement effected by this Amendment and (ii) confirms and agrees that its obligations under its Guaranty shall continue without any diminution thereof and shall remain in full force and effect on and after the effectiveness of this Amendment.
ACKNOWLEDGED, CONSENTED and
AGREED to as of the date first written above.

AMERICAN SPORTS LICENSING, INC.

By: Name:	/s/ Timothy E. Kullman Timothy E. Kullman
Title:	President

DSG OF VIRGINIA, LLC

By: Name:	/s/ Jeffrey R. Hennion Jeffrey R. Hennion
Title:	President

GALYAN’S TRADING COMPANY, INC.

By: Name:	/s/ Timothy E. Kullman Timothy E. Kullman
Title:	Vice President/Secretary/Treasurer

GALYAN’S NEVADA, INC.

By: Name:	/s/ Timothy E. Kullman Timothy E. Kullman
Title:	Secretary/Treasurer

GALYAN’S OF VIRGINIA, INC.

By: Name:	/s/ Timothy E. Kullman Timothy E. Kullman
Title:	Secretary/Treasurer

GOLF GALAXY, INC.

By: Name:	/s/ Joseph R. Oliver Joseph R. Oliver
Title:	Vice President

GOLF GALAXY GOLFWORKS, INC.

By: Name:	/s/ Joseph R. Oliver Joseph R. Oliver
Title:	Vice President

CHICK’S SPORTING GOODS, INC.

By: Name:	/s/ Joseph R. Oliver Joseph R. Oliver
Title:	Vice President and Assistant Secretary

EXHIBIT A
APPENDIX 1
Revolving Credit Commitments
and Lender Information

	Revolving Credit	Proportionate Share of
Lender	Commitment	Commitment
GENERAL ELECTRIC CAPITAL CORPORATION	$85,000,000	19.32%
201 Merritt 7 Norwalk, CT 06856 Attn: Dick’s Sporting Goods Account Manager Telephone: (203) 956-4602 Telecopy: (203) 956-4002

CITIZEN’S BANK OF PENNSYLVANIA	$45,000,000	10.23%
Six PPG Place Suite 820 Pittsburgh, PA 15222 Attn: Don Cmar Telephone: (412) 391-3333 Telecopy: (412) 391-2580

NATIONAL CITY BUSINESS CREDIT, INC.	$45,000,000	10.23%
1965 East Sixth Street Cleveland, OH 44114 Attn: Kathyrn Elero Telephone: (216) 222-3261 Telecopy: (216) 222-9555

WACHOVIA BANK, NATIONAL ASSOCIATION	$40,000,000	9.09%
1339 Chestnut Street, PA4843 Philadelphia, PA 19107 Attn: Anthony Braxton Telephone: (267) 321-6606 Telecopy: (267) 321-6700

	Revolving Credit	Proportionate Share of
Lender	Commitment	Commitment
PNC BANK, NATIONAL ASSOCIATION	$35,000,000	7.95%
245 Fifth Avenue, 6th Floor One PNC Plaza Pittsburgh, PA 15222 Attn: James M. Steffy Telephone: (412) 768-6387 Telecopy: (412) 768-4369

JPMORGAN CHASE BANK, N.A.	$35,000,000	7.95%
JP Morgan Business Credit Corp. One Chase Plaza, CS-5 Rochester, NY 14643 Attn: James L. Sloan Telephone: (585) 258-4389 Telecopy: (585) 258-7440

BANK OF AMERICA, N.A.	$85,000,000	19.32%
Bank of America Retail Finance Group 100 Federal Street Boston, MA 02110 Attn: Andrew Cerussi Senior Vice President Telephone: (617) 434-9398

WELLS FARGO RETAIL FINANCE, LLC	$50,000,000	11.36%
One Boston Place, 18th Floor Boston, Massachusetts 02108 Attn: Joseph Burt Telephone: (617) 854-7279

U.S. BANK NATIONAL ASSOCIATION	$20,000,000	4.55%
US Bank Business Credit 425 Walnut Street CN-OH-W14S Cincinnati, Ohio 45202 Attn: Matthew Kasper Relationship Manager Telephone: (513) 632-4226 Telecopy: (513) 632-2040

	$440,000,000	100.00%